                                                                   EXHIBIT 10.18


                    AMENDMENT NUMBER THREE TO LOAN AGREEMENT

     THIS AMENDMENT NUMBER THREE TO LOAN AGREEMENT (this "Amendment"), dated as of November 19, 2001, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, a "Lender" and, collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"):

                               W I T N E S S E T H

     WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000, as amended by those certain Amendments Numbers One and Two to Loan Agreement dated as of March 28, 2001 and May 18, 2001, respectively (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

     WHEREAS, the Borrowers have requested that the Lender Group consent to the amendment of the Loan Agreement to, among other changes, amend the financial covenants; and

     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS TO LOAN AGREEMENT.

     (a) The definition of "EBITDA" in Section 1.1 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (c) and by inserting the words ", and (e) Special Charges" immediately before the period at the end of such definition.

     (b) Section 1.1 of the Loan Agreement is hereby amended by inserting the following definition in its proper alphabetical location:

          "Third Amendment" means that certain Amendment Number Three to Loan Agreement, dated as of November 19, 2001, among the Borrowers and the Lender Group.

          "Third Amendment Closing Date" means the date, if ever, that all of the conditions set forth in Section 3 of the Third Amendment shall be satisfied.

          "Third Amendment Fee" has the meaning set forth in Section 2.12(h).

          "Special Charges" shall mean one-time charges in the third and fourth quarters of 2001 not exceeding $25 million in the aggregate and relating to reserves and provisions for bad debts, restructuring costs, and increased insurance expenses and reserves.

     (b) Section 2.12 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (f), by deleting the period at the end of clause (g) and replacing it with the words ", and", and by adding the following new clause (h):

          "(h) THIRD AMENDMENT FEE. For the Pro Rata benefit of each Lender, in connection with the execution and delivery of the Third Amendment, a fee of $500,000 (the "Third Amendment Fee"), which shall be fully earned on the Third Amendment Closing Date."

     (c) Section 5.13 of the Loan Agreement is hereby amended by inserting after "Schedule 5.13", "as amended" and inserting in the following parenthetical the word "further" before the word "amended".

     (d) Section 6.2 of the Loan Agreement is hereby amended by deleting the first three rows of the table and inserting in lieu thereof the following:

Monthly (not later than the            A detailed aging, by total, of the
15th calendar day of                   Accounts, together with a detailed
the following month)                   calculation of the non-Eligible Accounts.



     (e) Section 6.2(h) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (h) such other reports as to the Collateral, or the financial condition of an Obligor (including any report described above in this Section 6.2) as Agent may request and on such frequency as Agent shall require.

     (f) Section 7.19(a) of the Loan Agreement hereby is amended by deleting the table appearing in said Section and inserting the following table in lieu thereof:

         FISCAL QUARTER ENDING              |             MINIMUM EBITDA
         ---------------------              |             --------------
                                            |
        for the 12 months ended             |               $36,000,000
           September 30, 2001               |
                                            |
        for the 12 months ended             |               $70,200,000
           December 31, 2001                |
                                            |
        for the 12 months ended             |               $86,200,000
             March 31, 2002                 |

         FISCAL QUARTER ENDING              |             MINIMUM EBITDA
         ---------------------              |             --------------
                                            |
                                            |
        for the 12 months ended             |               $94,800,000
             June 30, 2002                  |
                                            |
        for the 12 months ended             |               $95,500,000
           September 30, 2002               |



     (g) Section 7.19(b) of the Loan Agreement hereby is amended by deleting the table appearing in said Section and inserting the following table in lieu thereof:

         FISCAL QUARTER ENDING          |         MINIMUM INTEREST COVERAGE RATIO
         ---------------------          |         -------------------------------
                                        |
        for the 12 months ended         |                   1.50: 1.00
           September 30, 2001           |
                                        |
        for the 12 months ended         |                   2.21: 1.00
           December 31, 2001            |
                                        |
        for the 12 months ended         |                   2.34: 1.00
             March 31, 2002             |
                                        |
        for the 12 months ended         |                   2.47: 1.00
             June 30, 2002              |
                                        |
        for the 12 months ended         |                   2.49: 1.00
           September 30, 2002           |


     (h) Schedule 5.13 to the Loan Agreement is hereby deleted in its entirety and replaced with the schedule attached hereto and marked "Schedule 5.13."

     (i) Schedule 7.6 to the Loan Agreement is hereby amended by adding a new paragraph 6 as follows:

          "6. PSC Industrial Outsourcing, Inc. ("PSIOI", as successor to Allwaste, Inc.) posted a letter of credit, which is listed on Schedule E-1 hereto, to support Industrial Revenue Bonds issued by the County of Maricopa, Arizona, to support a water treatment facility constructed by Resource Recovery Techniques of Arizona, Inc. ("RRTA"). In the event that RRTA defaults in its obligations under the bonds or fails to pay certain fees to PSIOI, PSIOI has the right to foreclose on the facility and to operate it or dispose of it. PSIOI's letter of credit is in the amount of $3.6 million and its current additional risk under the agreement with RRTA includes a receivable from RRTA of in excess of $400,000."

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

     (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) Agent shall have received the Third Amendment Fee, in full in cash or by wire transfer of immediately available funds;

     (c) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor;

     (d) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment, except for any such Defaults or Events of Defaults that would exist but for the effectiveness of the amendments to the Loan Agreement contemplated by this Amendment; and

     (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group.

3. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

4. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

5. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

6.       MISCELLANEOUS.

     (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature page follows.]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                     PHILIP SERVICES CORPORATION,
                                     a Delaware corporation

                                     PSC BY-PRODUCTS SERVICES, INC.,
                                     a Delaware corporation

                                     PSC INDUSTRIAL OUTSOURCING, INC.,
                                     a Delaware corporation

                                     PSC METALS, INC.,
                                     an Ohio corporation

                                     PHILIP INDUSTRIAL SERVICES (USA), INC.,
                                     a Delaware corporation

                                     REPUBLIC ENVIRONMENTAL RECYCLING
                                     (NEW JERSEY), INC.,
                                     a Delaware corporation

                                     NORTHLAND ENVIRONMENTAL, INC.,
                                     a Delaware corporation

                                     SOLVENT RECOVERY CORPORATION,
                                     a Missouri corporation

                                     PHILIP ENVIRONMENTAL SERVICES CORPORATION, a Missouri corporation

                                     COUSINS WASTE CONTROL CORPORATION,
                                     an Ohio corporation

                                     21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.
                                     OF NEVADA,
                                     a Nevada corporation

                                     21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.
                                     OF RHODE ISLAND,
                                     a Rhode Island corporation

                                     CHEMICAL POLLUTION CONTROL, INC.
                                     OF NEW YORK - A 21ST CENTURY ENVIRONMENTAL
                                     MANAGEMENT COMPANY,
                                     a New York corporation

                                     BURLINGTON ENVIRONMENTAL INC.,
                                     a Washington corporation

                                     REPUBLIC ENVIRONMENTAL SYSTEMS
                                     (PENNSYLVANIA), INC.,
                                     a Pennsylvania corporation

                                     CHEMICAL POLLUTION CONTROL, INC.
                                     OF FLORIDA - A 21ST CENTURY ENVIRONMENTAL
                                     MANAGEMENT COMPANY,
                                     a Florida corporation

                                     RESOURCE RECOVERY CORPORATION,
                                     a Washington corporation

                                     REPUBLIC ENVIRONMENTAL SYSTEMS
                                     (TRANSPORTATION GROUP), INC.,
                                     a Pennsylvania corporation

                                     CHEM-FREIGHT, INC.,
                                     an Ohio corporation

                                     NORTRU, INC.,
                                     a Michigan corporation

                                     CHEMICAL RECLAMATION SERVICES, INC.,
                                     a Texas corporation

                                     PHILIP RECLAMATION SERVICES, HOUSTON, INC., a Texas corporation

                                     THERMALKEM INC.,
                                     a Delaware corporation

                                     ALLWORTH, INC.,
                                     an Alabama corporation

                                     RHO-CHEM CORPORATION,
                                     a California corporation

                                     CYANOKEM INC.,
                                     a Michigan corporation

                                     INTERNATIONAL CATALYST, INC.,
                                     a Nevada corporation

                                     ALLWASTE TANK CLEANING, INC.,
                                     a Georgia corporation

                                     CAPPCO TUBULAR PRODUCTS USA, INC.,
                                     a Georgia corporation

                                     PHILIP METALS (NEW YORK), INC.,
                                     a New York corporation

                                     TOTAL REFRACTORY SYSTEMS, INC.,
                                     a Nevada corporation

                                     PHILIP SERVICES / NORTH CENTRAL, INC.,
                                     an Iowa corporation

                                     RMF GLOBAL, INC.,
                                     an Ohio corporation

                                     JESCO INDUSTRIAL SERVICE, INC.,
                                     a Kentucky corporation

                                     PHILIP METALS (USA), INC.,
                                     an Ohio corporation

                                     PHILIP METALS RECOVERY (USA) INC.,
                                     an Arizona corporation

                                     ACE/ALLWASTE ENVIRONMENTAL SERVICES
                                     OF INDIANA, INC.,
                                     an Illinois corporation

                                     LUNTZ ACQUISITION (DELAWARE) CORPORATION, a Delaware corporation

                                     SERV-TECH EPC, INC.,
                                     a Nevada corporation

                                     PSC INDUSTRIAL SERVICES, INC.,
                                     a Delaware corporation

                                     PHILIP SERVICES PHENCORP
                                     INTERNATIONAL INC.,
                                     a Delaware corporation

                                     PHILIP TRANSPORTATION AND
                                     REMEDIATION, INC.,
                                     a California corporation

                                     DELTA MAINTENANCE, INC.,
                                     a Louisiana corporation

                                     PHILIP SERVICES CECATUR HOLDINGS LLC,
                                     a Delaware limited liability company

                                     PHILIP SERVICES CECATUR INC.,
                                     a Delaware corporation

                                     PHILIP SERVICES (PHENCORP) LLC,
                                     a Delaware Limited Liability Company

                                     PSC RECOVERY SYSTEMS, INC.,
                                     a Georgia corporation

                                     REPUBLIC ENVIRONMENTAL SYSTEMS
                                     (TECHNICAL SERVICES GROUP), INC.,
                                     a New Jersey corporation

                                     PHILIP INDUSTRIAL SERVICES, INC.,
                                     a Delaware corporation a successor in
                                     interest to Philip Industrial Services
                                     (USA), Inc.

                                     RMF INDUSTRIAL CONTRACTING, INC.,
                                     a Michigan corporation

                                     BY:
                                        ----------------------------------------
                                          Thomas P. O'Neill, Jr.
                                          Vice President and Treasurer of each
                                          of the above listed entities

                                     FOOTHILL CAPITAL CORPORATION,
                                     a California corporation, as Agent
                                     and as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     FOOTHILL INCOME TRUST L.P.,
                                     a Delaware limited partnership, as a Lender

                                     By:  FIT GP, LLC, its general partner


                                          By:
                                             -----------------------------------
                                          Its: Managing Member

                                     FOOTHILL PARTNERS III, L.P.,
                                     a Delaware limited partnership, as a Lender


                                     By:
                                        ----------------------------------------
                                     Its:     Managing General Partner

                                     ABLECO FINANCE LLC,
                                     a Delaware limited liability company,
                                     as a Lender

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     MADELEINE LLC,
                                     a New York limited liability company,
                                     as a Lender



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     ARNOS CORPORATION,
                                     a Nevada corporation, as a Lender



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan Agreement by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of March 31, 2000, as amended by those certain Amendments Numbers One and Two to Loan Agreement dated as of March 28, 2001 and May 18, 2001, respectively (as amended, restated, supplemented or otherwise modified, the "Loan Agreement") or in Amendment Number Three to Loan Agreement, dated as of November 19, 2001 (the "Amendment"), among the Borrowers and Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [signature page follows]

     IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                                 PHILIP SERVICES INC.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas P. O'Neill, Jr.
                                    Title:       Vice President and Treasurer



                                 PHILIP ANALYTICAL SERVICES INC.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas P. O'Neill, Jr.
                                    Title:       Vice President and Treasurer



                                 PHILIP INVESTMENT CORP.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas P. O'Neill, Jr.
                                    Title:       Vice President and Treasurer



                                 ST DELTA CANADA, INC.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas P. O'Neill, Jr.
                                    Title:       Vice President and Treasurer

                                 NORTRU, LTD.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas P. O'Neill, Jr.
                                    Title:       Vice President and Treasurer



                                 ALLIES STAFFING LTD.,
                                 an Ontario corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas P. O'Neill, Jr.
                                    Title:       Vice President and Treasurer



                                 SERVTECH CANADA, INC.,
                                 a Canadian corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas P. O'Neill, Jr.
                                    Title:       Vice President and Treasurer



                                 ARC DUST PROCESSING (BARBADOS) LIMITED,
                                 a Barbados corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas J. Olsen
                                    Title:       Director

                                 PHILIP INTERNATIONAL DEVELOPMENT INC.,
                                 a Barbados corporation

                                 By:
                                    --------------------------------------------
                                    Name:        Thomas J. Olsen
                                    Title:       Director